                                                                 Exhibit 10.4(b)


                 THIRD AMENDMENT TO LOAN AND PURCHASE AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AND PURCHASE AGREEMENT ("Third Amendment") is entered into as of this 30th day of June, 1997, by and among Eastman Kodak Company ("Kodak"), a New Jersey corporation with its principal place of business at 343 State Street, Rochester, New York 14650, Imaging Financial Services, Inc. d/b/a EKCC ("EKCC"), a Delaware corporation, formerly known as Eastman Kodak Credit Corporation, with its principal place of business at 100 Kings Highway South, Rochester, New York 14617-5597, Applied Printing Technologies, L.P., a Delaware limited partnership with its principal place of business at 563 Barell, Carlstadt, New Jersey 07072 ("AGT"), Applied Graphics Technologies, Inc., a Delaware corporation with its principal place of business at 28 West 23rd Street, New York, New York 10010 ("New AGT"), Mortimer B. Zuckerman, an individual residing at * (Mr. Zuckerman"), Daily News, L.P., a Delaware limited partnership with its principal place of business at 450 West 33rd Street, New York, New York 10001, and U.S. News & World Report, L.P., a Delaware limited partnership with its principal place of business at 2400 N Street N.W., Washington, D.C. 20037 (the Daily News and U.S. News and World Report are collectively referred to as the "Zuckerman/Drasner Properties").

     Preliminary Satements

     Kodak, EKCC, Mr. Zuckerman, AGT, New AGT and Zuckerman/Drasner Properties are parties to a Loan and Purchase Agreement dated as of January 8, 1992 (the
"Agreement") as amended by a First Amendment to Loan and Purchase Agreement dated as of September 18, 1995 and a Second Amendment to Loan and Purchase Agreement dated as of April 19, 1996 (the "First Amendment and "Second Amendment" and collectively with the Agreement, the "Purchase Agreement") pursuant to which EKCC has extended certain Loans to Mr. Zuckerman, and Kodak and AGT, New AGT and Zuckerman/Drasner Properties have entered into certain supply/purchase arrangements (capitalized terms not otherwise defined shall have the meanings attributable to them in the Purchase Agreement).

     The parties desire to extend the supply/purchase arrangements in the Purchase Agreement through December 31, 2000 and to change the Rebate rates, the value of the Prebate and the terms of Prebate repayments through such date.



         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

     Mr. Zuckerman has agreed to further extend the term of his Amended and Restated Guaranty Agreement until such time as all indebtedness including the Initial Loan as represented by the First Note, the Additional Loan as represented by the Second Note, any Term Loan into which such Notes may be converted has been repaid to EKCC by Mr. Zuckerman and the Prebate has been repaid to Kodak by AGT and New AGT, jointly and severally.

     There is to be no other change in the obligations to pay the First and Second Notes or any Term Loan in which they are converted or EKCC's right to repayment of any such indebtedness as a consequence of the extension of the supply/purchase arrangement except for additions to Events of Default under the Notes contemplated by Sections 10, 10A, 10C and 11; nor is there any change in Rebate rates, the value of the Prebate and the Prebate repayments; and Kodak's right to repayment of the Prebate except as specifically set forth herein.

     AGT, New AGT, Mr. Zuckerman and Zuckerman/Drasner Properties specifically acknowledge that the rebate levels set forth herein are significant concessions on Kodak's part and are highly confidential in all respects, and that they will not receive further increases in such levels or further enhancements to the program during the term hereof.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


Section 1. Amendments to Purchase Agreement. The Purchase Agreement is amended as of January 1, 1997 as follows:


          (a) Section 10 and 10A are restated in their entirety and new Sections 10B and 10C are added as follows:


     10. Purchase and Use of Kodak Graphic Arts Products. So long as the Initial Loan, the Additional Loan, the Term Loan, the Prebate or any other indebtedness is outstanding by Mr. Zuckerman or by AGT or New AGT to EKCC and/or Kodak under the terms of this Purchase Agreement and in any event through December 31, 2000, AGT and New AGT agree to make Actual Kodak Purchases during each consecutive twelve-month period commencing on January 1, 1997 in an amount sufficient to cause the Actual Kodak Purchases during each such twelve-month period to equal at least * . AGT, New AGT and Mr. Zuckerman represent and warrant to Kodak and EKCC that (i) AGT and New AGT currently purchase no graphic arts





         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

products from any manufacturer or supplier other than Kodak and those manufacturers and suppliers identified in AGT's and New AGT's most recent quarterly purchase reports to Kodak, (ii) except for one existing agreement between AGT and New AGT and another graphic arts manufacturer, which agreement is terminable by AGT and/or New AGT at will at any time without penalty or liability of any kind, there is no contract or other agreement between AGT, New AGT or Mr. Zuckerman and any person, except for the Purchase Agreement, as amended, pursuant to which AGT or New AGT is obligated to purchase graphic arts products or imaging products, and (iii) the obligations to purchase graphic arts products or imaging products from Kodak pursuant to this Agreement will not result in a breach of, or create a default under, any existing agreement between AGT or New AGT and any other graphic arts manufacturer and/or imaging product manufacturer, or Mr. Zuckerman and any other graphic arts manufacturer and/or imaging product manufacturer, or among any combination of AGT, New AGT, Mr. Zuckerman and any other graphic arts or imaging manufacturer, or result in a breach of, or create a default under, or interfere with or otherwise affect any other existing contract or other agreement to which AGT, New AGT or Mr. Zuckerman is a party or by which either of them is bound. AGT, New AGT and Mr. Zuckerman acknowledge that the breach of AGT's and/or New AGT's obligations under Sections 10, 10A, 10C and 11 will constitute an Event of Default under the Notes and will entitle EKCC to accelerate payment of the Loans and will entitle Kodak to require immediate repayment of the Prebate as provided for herein and to enforce Mr. Zuckerman's Second Amended and Restated Guaranty.


     10A. Purchases and Use of Kodak Imaging Products. So long as the Initial Loan, the Additional Loan, the Term Loan, the Prebate or any other indebtedness is outstanding and in any event through December 31, 2000, AGT and New AGT will make commercially reasonable efforts to purchase Kodak Imaging Products for its Imaging Products requirements rather than similar products from other suppliers so long as the Kodak Imaging Products are consistent with AGT's and New AGT's technical and quality specifications and are price competitive.


     So long as Mr. Zuckerman is indebted to EKCC and/or Mr. Zuckerman's Guaranty Agreement is in effect, he will cause AGT and Zuckerman/Drasner Properties to make and Zuckerman/Drasner Properties will make commercially reasonable efforts to purchase Kodak Imaging Products and Kodak Graphic Arts Products for their respective imaging products and graphic arts product requirements rather than similar products from other suppliers provided that, in the case of Zuckerman/Drasner Properties, it is Zuckerman/Drasner Properties' reasonable





         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

judgment,  that the Kodak  Imaging  Products and Kodak Graphic Arts Products are
consistent  with  the   Zuckerman/Drasner   Properties'  technical  and  quality
specifications and are price competitive.


     Purchase Tracking. AGT and New AGT at their expense will arrange for AGT and New AGT or All Star Purchasing, Inc. to track and provide purchase data for all Kodak Imaging Products and Kodak Graphic Arts Products purchased by AGT, New AGT and the Zuckerman/Drasner Properties and will provide Kodak with these calculations within 30 days of the end of the relevant quarter.


     Section 10B Limited Price Increases on Kodak Graphic Arts Products.


     As additional consideration for the extension of the obligation to purchase Kodak Products by AGT and New AGT, Kodak agrees that during the period May 1, 1997 through December 31, 1997 prices charged to AGT and New AGT for Kodak Graphic Arts Products will not increase during such period over those charged on April 30, 1997. Kodak further agrees that prices for Kodak Graphic Arts Products during each of 1998, 1999 and 2000 will not increase by more than * over those charged on the last day of the year prior to each of such years, and in no event shall the increases be greater than any overall price increase implemented by Kodak on such products for the whole or any portion of each such year.

     AGT's and New AGT's only remedy for any breach of this paragraph 10B shall be to recover any amounts charged by Kodak in prices in excess of those provided for in this paragraph 10B less applicable rebate paid on account of such excess amounts, and such breach shall not otherwise operate to cancel, amend or offset any obligation of AGT, New AGT or Mr. Zuckerman under the Purchase Agreement including without limitation the repayment of the Initial Loan, or the Additional Loan, or any Term Loan, or the Prebate, or interest due on any of the foregoing, or Mr. Zuckerman's Guaranty or the obligations imposed by Sections 10, 10A, 10C and 11.





         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

10C Purchase of Kodak PS Approval Units. As additional consideration for the extension of terms, changes in rebate schedules, and other matters set forth in this Third Amendment, AGT and New AGT jointly and severally agree on or before December 31, 1997 to purchase and pay for * Kodak PS Approval Units at a price of * per unit plus applicable taxes. The other terms and conditions of each such purchase shall be as set forth on the standard Kodak purchase order form attached hereto as Exhibit A.

     It is understood and agreed that the immediate purchase of that certain PS Approval Unit presently at New AGT's Carlstadt facility shall be counted as one of the five units required to be purchased and paid for before December 31, 1997, and that full payment for such unit will be due on or before September 30, 1997. It is further understood and agreed that a failure to meet the obligations under this Section 10C will be an Event of Default under the Notes and will entitle Kodak to require immediate repayment of the Prebate provided for herein and to enforce Mr. Zuckerman's Second Amended and Restated Guaranty.


          (b) Section 11 is restated in its entirety as follows:


     11. Payment of Rebates and Prebate


          (a) The parties acknowledge and agree that:

               (i) Subject only to an audit of the records maintained by Kodak and AGT/All Star Purchasing, Inc., all rebates due from inception of the Purchase Agreement through December 31, 1996 have been properly paid to AGT, New AGT and Zuckerman/Drasner Properties.

               (ii) Kodak has paid and AGT and New AGT have received the initial prebate of * which at January 1, 1997 had a present value of
                    * . In consideration of the extension of payment time provided hereunder and other changed terms including changes in the rebate percentage set forth below, the parties agree now that such sum at January 1, 1997 has a value of *





         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                    and such latter sum is hereinafter referred to as "the Prebate" for the purpose of the Agreement, as amended hereby and for the purposes of the Second Amended and Restated Personal Guarantee of Mr. Zuckerman.


          (b) Payment of Rebates. At the end of each calendar quarter commencing during the term of this Purchase Agreement, and provided that (x) no Event of Default shall have occurred and be continuing under the First or Second Note or the Term Loan (if in place), or (y) there is no default in the obligation respecting repayment of the Prebate, or (z) there has been no













         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

other breach of the obligation to purchase Graphic Art Products or Imaging Products under Section 10, 10A, and Section 11 and under Section 10C respecting PS Approval Units of the Purchase Agreement, then AGT, New AGT and
Zuckerman/Drasner Properties will each be entitled to receive a rebate from Kodak on its Actual Kodak Purchases during such quarter. The rebates will each be equal to a percentage of AGT's, New AGT's and Zuckerman Drasner's Actual Kodak Purchases during the applicable quarter. The percentage used for these purposes will be determined on the basis of the combined annualized amount of
(i) Zuckerman/Drasner Properties' Actual Zuckerman/Drasner Purchases; (ii) AGT's and New AGT's Actual Kodak Purchases; and (iii) AGT's and New AGT's and Zuckerman/Drasner Properties' Actual Imaging Purchases (the amounts described in clauses (i), (ii) and (iii) hereafter called the "Rebate Purchases") during the quarter in question, as set forth in the following table:


                                   *


                                   *


                                   *


                                   *


                                   *


                                   *


                                   *


                                   *


                                   *


                                   *


                                   *







         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                   *


                                   *



















         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

While Actual Imaging Purchases are used in computing total volume, no rebate is to be paid on such purchases. For the purposes of determining the applicable rebate percentage rate, the Rebate Purchases will be annualized as of the end of each of the first three calendar quarters of each calendar year, with each such calculation being based solely on the volume of the Rebate Purchases during the quarter in question, not for the period from the beginning of the year through the end of such quarter. For example, if in the third quarter of 1997 the Rebate Purchases of film totaled * , then the rebate on such purchases would be equal to * (i.e., * in purchases equates to an annualized rate of * ; accordingly, the rebate would be equal to * of * ). If, on the other hand, the Rebate Purchases of film in such quarter totaled * , then the rebate on such purchases would be equal to * (i.e., * in purchases equate to an annualized rate of * ;
accordingly, the rebate would be equal to * of * ). At the end of each fourth quarter, the Rebate Purchases for the year will be totaled, and, in the event of any discrepancy between the annualized rates used during any of the preceding three quarters and the actual year-end results, the rebate rates will be recalculated for such quarters and the fourth quarter rebate adjusted accordingly. Each rebate on Actual Kodak Purchases to which AGT, New AGT and Zuckerman/Drasner Properties are entitled under this Agreement will be paid by Kodak within thirty days following Kodak's receipt of a properly completed Claims for Payment executed respectively by (x) the General Partner on behalf of AGT, (y) the Chief Financial Officer of New AGT, and (z) the Chief Financial Officer of Zuckerman/Drasner Properties, in each case setting forth the volume of Rebate Purchase.


     It is understood that Purchases of Graphic Arts Products or Imaging Products outside the United States shall not be taken into account for these purposes. At AGT's and New AGT's request, Kodak will consider entering into a separate arrangement with respect to AGT's and New AGT's overseas business, but Kodak shall have no rebate obligations with respect thereto absent a written agreement to the contrary signed by both parties.

     It is understood and agreed that Rebate Purchases by each of AGT, New AGT and Zuckerman/Drasner Properties during 1997 will be consistent with and not exceed historic, usual and customary order flow so as to prevent and limit any purchases in 1997 for actual use in 1998 or thereafter and to prevent purchases by any one of them for resale to or use by any party except the ordering party and a breach of the foregoing shall also be deemed an Event of Default under the Notes.








         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

     From January 1, 1997 through December 31, 1997 Kodak agrees to pay AGT and New AGT their rebate on their Actual Kodak Purchases and Zuckerman/Drasner Properties on Actual Zuckerman/Drasner Purchases, on a monthly basis using an estimate of purchases that equate to an aggregate * month rebate provided, however, that for each Quarter of 1997 Kodak will retain * of the amount of the total rebate earned by each of AGT, New AGT and Zuckerman/Drasner Properties on account of Actual Kodak Film Purchases and apply that amount to reduce the Prebate. Quarterly rebate Claims for Payment filings will be submitted by AGT, New AGT and Zuckerman/Drasner Properties or All Star Purchasing as provided hereinabove and at that time any adjustments based on the actual volumes will be made, the








         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

monthly rebates already paid to AGT, New AGT and Zuckerman/Drasner Properties will be offset against the actual rebate owed, and any additional rebates owed (which in the case of Actual Kodak Film Purchases by AGT, New AGT and Zuckerman/Drasner Properties will be net of the applications to reduce the Prebate) will be paid to AGT, New AGT and Zuckerman/Drasner Properties as provided above. If Kodak overpaid AGT, New AGT or Zuckerman/Drasner Properties for the quarter, the overpaid parties will reimburse Kodak for the amount overpaid within thirty days of receiving written notice of such overpayment. The Parties agree that all rebate payments shall be made by Kodak to each of AGT, New AGT and Zuckerman/Drasner Properties on account of its pro rata share thereof, said payments to be delivered to AGT, New AGT and Zuckerman/Drasner Properties, or in the aggregate to All Star Purchasing, Inc. for its distribution to AGT, New AGT and Zuckerman/Drasner Properties and such payment to All Star shall be deemed to satisfy Kodak's payment obligation. Kodak shall provide a record of all reductions in the amount of the Prebate owed by AGT and New AGT through December 31, 1997 and provide a statement of the outstanding Prebate on January 1, 1998.


     Starting the first quarter of 1998 through the fourth quarter of 2000, the rebates due to AGT, and New AGT under this Section 11 will be reconciled on a quarterly basis against the value of the outstanding Prebate at January 1, 1998. This will be done in the following manner. The amount of rebate earned by AGT and New AGT for the quarter will be determined. If the amount of rebate earned by AGT and New AGT during the quarter is in excess of * of the outstanding Prebate, Kodak will pay AGT and New AGT the excess rebate for that quarter within 30 days of the end of the quarter. If AGT and New AGT earn less than * of the outstanding Prebate on January 1, 1998, AGT and New AGT, jointly and severally, must pay Kodak the difference between the earned rebate and such * of the outstanding Prebate. Kodak will invoice AGT and New AGT for the difference and AGT and New AGT are jointly and severally obligated to pay the invoice within 30 days. Kodak and AGT/All Star will keep the appropriate records and will determine the appropriate rebate. It is the intent and purpose of this paragraph to reduce the outstanding Prebate on January 1, 1998 by * during each of the twelve quarters during the period January 1, 1998 through December 31, 2000.


     Should AGT or New AGT or Zuckerman/Drasner Properties at any time breach its obligation to purchase Kodak Graphic Arts and Imaging Products as provided in Sections 10,





         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

10A and Section 11 and under Section 10C respecting PS Approval Units, Kodak may, at its option, require that AGT and New AGT, jointly and severally, immediately pay to Kodak the Adjusted Balance (as defined below) of the Prebate, together with interest on the Adjusted Balance at * computed from the date of the breach through the actual date of the payment of the Adjusted Balance. For purposes of this Section (i) the Adjusted Balance shall be calculated by adding to the balance of the Prebate on the date of breach an amount equal to the "unearned" portion of any reduction in the Prebate credited during 1997 (such reduction, the "1997 Reduction"), and (ii) the "unearned" portion of the 1997 Reduction shall be computed by multiplying the 1997 Reduction by a fraction, which shall be determined in accordance with the following schedule:








                                       *


                                       *


                                       *


                                       *


                                       *


                                       *


                                       *








         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

     If Kodak exercises its option to require payment of the Adjusted Balance, then such sum shall become "the Prebate" for the purposes of Mr. Zuckerman's Guaranty Agreement and Mr. Zuckerman acknowledges he has individually guaranteed such payment. In such event, AGT and New AGT waive any and all defenses (including, without limit demands for payment, notice and presentment) to such payment except those defenses which factually dispute any alleged non-compliance with Section 10 and 10A.


Section 2. Amendment to Guaranty Agreement. Mr. Zuckerman shall deliver concurrently with his execution of this Third Amendment an executed copy of the Second Amended and Restated Guaranty Agreement attached hereto as Exhibit B which acknowledges and agrees to the changes in the value of the Prebate and the terms of the repayment of the Prebate.


Section 3. Confirmation of Agreement. Except as expressly amended herein, the Purchase Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Mr. Zuckerman and AGT and New AGT and each of them represent and confirm each and every representation and warranty previously made is true and correct and continuing as of the date of this Third Amendment and that there has been no breach thereof by any of them as of the date of this Third Amendment. It is expressly understood and agreed that no term, condition or change set forth in this Third Amendment shall operate to extend or change the maturity or any other term or condition of the First or Second Note and Mr. Zuckerman's absolute obligation to repay such Notes except the additions to Events of Default under such Notes contemplated by Sections 10, 10A, 10C and 11; nor shall it effect the absolute obligation to repay the Prebate except in so far as this Third Amendment changes the amount of such Prebate and the time for repayment of such Prebate, nor shall it effect the absolute guarantee of Mr. Zuckerman for the repayment of the Prebate except as expressly set forth in the Second Amended and Restated Guaranty Agreement. It is the intention of the parties that at all times from inception of the Prebate through its final payment that Mr. Zuckerman's guaranty thereof be continuous and uninterrupted.


Section 4. Execution in Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.





         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

Section 5. Governing Law. The interpretation and construction of this Third Amendment to the Loan and Purchase Agreement, and all matters in connection herewith, shall be governed by the substantive laws of the State of New York, without regard to the choice of law principles.


Section 6. Effectiveness. This Third Amendment, together with the amendments to the Purchase Agreement incorporated in this Third Amendment, and the Second Amended and Restated Guaranty Agreement (the form of which is attached hereto as Exhibit B) shall be effective as of January 1, 1997 upon receipt by EKCC and Kodak of the last signed counterpart and the signed Second Amended and Restated Guaranty Agreement.











             (THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK)
















WITNESS the following signatures:




EASTMAN KODAK COMPANY              IMAGING FINANCIAL SERVICES, INC. D/B/A EKCC








         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

By:   /s/ Susan A. McLaughlin               By:   /s/ Mark Zerby

(signature)                                 (signature)




V.P. & COO, Kodak Professional              ___________________________________

(title)                                    (title)

Date:  July 24, 1997                        Date: :  July 24, 1997




MORTIMER B. ZUCKERMAN                       DAILY NEWS, L.P.




By:   /s/ Mortimer B. Zuckerman             By:  /s/ Fred Drasner

(signature)                                 (signature)



                                            Chief Executive Officer

                                            (title)

Date: :  July 22, 1997                      Date:  July 22, 1997




U.S. NEWS & WORLD REPORT, L.P.              APPLIED PRINTING TECHNOLOGIES, L.P.






         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

By:  /s/ Fred                                       By:  /s/ Fred
Drasner                                             Drasner

    (signature)                                         (signature)




Chief Executive Officer                Chairman and Chief Executive Officer

     (title)                                             (title)

Date:  July 22, 1997                                Date:  July 22, 1997




APPLIED GRAPHICS TECHNOLOGIES, INC.




By:  /s/ Fred Drasner

(signature)

Chairman and Chief Executive Officer

(title)

Date:  July 22, 1997









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         Rule 24b-2 of the Securities  Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

        EXHIBIT B OF THIRD AMENDMENT TO LOAN & PURCHASE AGREEMENT




            SECOND AMENDED AND RESTATED GUARANTY AGREEMENT




                                     June 30, 1997







Eastman Kodak Company
343 State Street
Rochester, New York 14650

Gentlemen:

     For value received and in order to induce Eastman Kodak Company, with its principal place of business at 343 State Street, Rochester, New York 14650 ("Kodak"), to have originally provided a prebate ("Prebate") to Applied Graphics Technologies, L.P., a/k/a/ Applied Printing Technologies, L.P. with its principal place of business at 463 Barell, Carlstadt, New Jersey 07072 ("AGT") and Applied Graphic Technologies, Inc. a Delaware corporation with its principal place of business at 28 West 23rd Street, New York, New York 10010 ("New AGT"), and to extend the time for repayment of the Prebate and an increase in the rebate percentages, to change certain terms, including the value of the Prebate and the amount of Prebate to be paid during 1997 and thereafter and relating to purchases to be made by AGT, New AGT and Zuckerman/Drasner Properties from Kodak, and to execute the Third Amendment of Loan and Purchase Agreement of even date herewith among Kodak, Imaging Financial Services, Inc. d/b/a EKCC ("EKCC"), AGT, New AGT Mortimer B. Zuckerman ("Guarantor"), Daily News, L.P, and U.S. News & World Report, L.P., known collectively as Zuckerman/Drasner Properties (the "Third Amendment"), Guarantor, an individual residing at *






         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

hereby, absolutely, irrevocably and unconditionally, guarantees unto Kodak, its successors and assigns, the payment of the Prebate in the aggregate amount of * with applicable interest, to Kodak pursuant to and under the First Amendment of Loan and Purchase Agreement dated September l8, 1995 between Kodak, AGT and Guarantor, and the Second Amendment thereto between Kodak and AGT, New AGT and Zuckerman Properties dated April 19, 1996 and the Third Amendment thereto and as amended from time to time (including but not limited to as amended by the Third Amendment), and including any extensions and renewals thereof or part thereof, together with interest, fees, charges, expenses and costs of collection or enforcement, including attorneys fees (collectively, the "Liabilities").

     Guarantor acknowledges and agrees that the Liabilities shall not be reduced by any "unearned" portion of any reduction in the Prebate credited during 1997 as such "unearned" portion is calculated under the terms of Section 11 of the Loan and Purchase Agreement respecting the "Adjusted Balance." Thus in the event that there is any breach by AGT or New AGT or Zuckerman/Drasner Properties of any obligation set forth in Section 10, 10A, 10C or 11 of the Loan and Purchase Agreement as amended, then the Liabilities shall include the Adjusted Balance of the Prebate together with interest, fees, charges, expenses and costs of collections and enforcement.

     Kodak may without notice or demand of any kind grant any extensions of time to or make any compromise with or release and discharge AGT or New AGT, or any other party or parties liable with AGT or New AGT upon any instrument, indebtedness or obligation, or any other guarantor thereof, and Kodak may release or omit to collect or enforce or may compromise any collateral security held by it without regard to any demands or requests by Guarantor and without thereby releasing Guarantor hereunder or incurring any liability to Guarantor.

     Kodak may without notice or demand of any kind realize on and apply any collateral held by Kodak, whether or not deposited by Guarantor, to such obligation or obligations as Kodak may elect, whether guaranteed hereby or not, without regard to any rights of Guarantor in respect to the application thereof. All sums at any time to the credit of the Guarantor and any property of the Guarantor in Kodak's possession shall be deemed held by Kodak as security for any and all of Guarantor's obligations hereunder.





         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

     If AGT or New AGT fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, Guarantor, immediately upon written demand of Kodak, will pay to Kodak all Liabilities then due and unpaid by AGT or New AGT as if such Liabilities constituted direct and primary obligations of Guarantor.

     This instrument shall be deemed to be a continuing guaranty of payment and not of collectability and shall remain in full force and effect until full performance and payment of all of the Liabilities, whether absolute or contingent, and any renewals or extensions thereof. Kodak and AGT and/or New AGT may agree to subsequent changes on the applicable interest rate without impairing any of Kodak's right under this Guaranty. Kodak may release Guarantor without in way affecting or terminating the obligations of any other guarantors as to then existing or future Liabilities and notice by Guarantor shall in no way offer or terminate the obligation of Guarantor or any of the Guarantors as to then existing or future Liabilities. Guarantor's liability hereunder is in no way conditional or contingent upon any attempt to collect from AGT or New AGT or realize upon any collateral security for the Liabilities. Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of AGT or New AGT or to any collateral for the Liabilities, unless and until all the Liabilities have been paid and performed in full.

     Guarantor agrees to pay its obligations hereunder without deduction by reason of any set-off, defense or counterclaim of AGT or New AGT, and without requiring protest,








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         Rule 24b-2 of the Securities  Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

presentment  or  notice  of  dishonor  or  notice  of  default  or  non-payment.
Guarantor's obligation shall not be affected by any invalidity or unenforceability of the Liabilities against AGT and/or New AGT or any other person or entity, all of which are hereby waived.

     Guarantor represents and warrants that the execution, delivery and performance hereof and of any term, covenant or condition herein provided for are within his power and are not in conflict with any indenture, contract or agreement to which Guarantor is a party or by which Guarantor is bound, or with any statute, rule regulation, decree, judgment or order binding upon Guarantor.

     Guarantor covenants that from the date hereof until all obligations owing to Kodak hereunder have been paid fully, Guarantor shall furnish to Kodak annually, promptly and as soon as available, but in no event more than 90 days after the end of each calendar year, financial statements at the end of and for such calendar year and, promptly after Kodak's request, such other financial information as Kodak may from time to time reasonably request.

     Books and records showing the account and amounts outstanding between Kodak on the one hand and AGT and New AGT on the other shall be admissible in evidence in any action or proceedings and shall constitute prima facie proof thereof. Guarantor expressly waives any rights to notice of acceptance from Kodak or to any other notice or demand upon Guarantor or to any other actions or conditions prior to Kodak's reliance upon or enforcement of this Guaranty. Kodak may take or refrain from taking any of the actions authorized under this Guaranty without notice of any kind to Guarantor. Arrangements by and between AGT, New AGT and Zuckerman/Drasner Properties respecting the Liabilities shall not operate to waive, cancel or amend Guarantor's absolute and unconditional obligations under this Guaranty.

     This Guaranty shall be enforceable as to all of the Liabilities despite any discharge of AGT or New AGT in bankruptcy and despite adjustment of all or any part of the Liabilities in insolvency proceedings or pursuant to some other compromise with creditors. If claim is ever made upon Kodak for repayment or recovery of any amount or amounts received by Kodak in payment or on account of any of the Liabilities, and Kodak repays all or part of said amount by reason of
(a) any judgment, decree or order of any court or administrative body, or (b) any settlement or compromise of any such claim effected by Kodak with any such claimant (including AGT or New AGT), then and in such event Guarantor agrees that any such judgment,






         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

decree, order, settlement, or compromise shall be binding upon Guarantor, notwithstanding any termination hereof or the cancellation of any such Liabilities, and Guarantor shall be and remain liable hereunder for the amounts so repaid or recovered to the same extent as if such amount had never originally been received by Kodak.

     Guarantor's liability hereunder is in addition to and independent of any other liabilities such Guarantor has incurred or assumed, or may hereafter incur or assume, by way of endorsement, separate guaranty agreement, or in any other manner, with respect to all or any part of the Liabilities guaranteed hereby. This Guaranty does not supersede or limit any such other






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         Rule 24b-2 of the Securities  Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

liabilities of Guarantor, and Kodak's rights and remedies under and pursuant to this Guaranty and any such other liabilities are cumulative and may be exercised singly or concurrently.


     This instrument shall be binding upon Guarantor, and any heirs, personal representatives or successors and assigns, and shall inure to Kodak's benefit. This instrument contains the entire agreement between parties hereto and cannot be changed orally. No failure by Kodak to exercise any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise by Kodak of any right hereunder preclude any other or further exercise thereof, and no waiver by Kodak of any right hereunder shall operate as a waiver of any other right.


     This Guaranty shall be governed by the laws of the State of New York without regard to choice of law principles. Any provision of this Guaranty which found to be prohibited by law will be ineffective to the extent to such prohibition without invalidating the remaining provisions.


     IN WITNESS WHEREOF, Guarantor has executed this instrument as of the date first set forth above.




Date:    June 30, 1997                              /s/ Mortimer B. Zuckerman
         --------------------------------------------------------------------
                                                    Mortimer B. Zuckerman



     On this 30th day of June, 1997, before me personally appeared Mortimer B. Zuckerman who, being by me duly sworn did depose and say that he resides at * and that he is the individual who executed the foregoing agreement.




Notary Public


                                                    My Commission Expires:










         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                       SECOND AMENDMENT TO PROMISSORY NOTE

     This Second Amendment to Promissory Note ("Second Amendment") is made as of the 30th day of June, 1997 by and between Imaging Financial Services, Inc. d/b/a EKCC ("Lender") and Mortimer B. Zuckerman ("Borrower") and amends the Promissory Note of Borrower to Lender, dated June 23, 1993, in the original principal amount of Three Million Dollars ($3,000,000) as amended by the First Amendment to Promissory Note between Lender and Borrower, dated April 19, 1996 (the "Promissory Note"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Promissory Note.

     The Promissory Note was issued in connection with the Loan and Purchase Agreement, dated as of January 8, 1992, among Eastman Kodak Company ("Kodak"), Lender, Applied Printing Technologies, L.P. ("AGT"), Borrower and Daily News, L.P. and was amended by a First Amendment of Loan and Purchase Agreement among such parties, dated as of September 18, 1995, and further amended by a Second Amendment to Loan and Purchase Agreement to, among other things, add Applied Graphics Technology, Inc. ("New AGT") and U.S. News & World Report, L.P. as parties (the Loan and Purchase Agreement, as amended by the First and Second Amendments, the "Purchase Agreement"). (Daily News, L.P. and U.S. News & World Report, L.P. are referred to herein as the "Zuckerman/Drasner Properties"). The parties have agreed to further amend the Purchase Agreement and have entered into a Third Amendment to Loan and Purchase Agreement (the "Third Amendment"), dated as of June 30, 1997.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth in the Purchase Agreement and the Third Amendment and the documents and instruments issued by the parties in connection therewith and intending to be legally bound, Lender and Borrower agree as follows:

     The Events of Default set forth in the Promissory Note are hereby amended and a new paragraph (e) is hereby added to replace the existing paragraph (e) in its entirety as follows:

          (e) Breach of Purchase Requirements; Termination of Purchase Agreement or Guaranty.








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         Rule 24b-2 of the Securities  Exchange Act of 1934 and filed separately
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         Securities Exchange Act of 1934 and filed separately with the
         Securities and Exchange Commission.

AGT and/or New AGT fail to make, at the times and in the amounts specified, Actual Kodak Purchases, purchases of Kodak Imaging Products, purchases of Kodak PS Approval Units and such other purchases of Kodak products or otherwise fail to comply with AGT's and/or New AGT's covenants as set forth in Section 10, 10A, 10C and 11 of the Purchase Agreement, as amended by the Third Amendment; or Borrower fails to cause any of AGT, New AGT or the Zuckerman/Drasner Properties to make the purchases required under Sections 10, 10A or 10C of the Purchase Agreement, as amended by the Third Amendment; or The Purchase Agreement, as amended by the Third Amendment, or the Second Amended and Restated Guaranty Agreement of Borrower to Kodak, dated as of June 30, 1997 (the "Guaranty Agreement"), shall cease to be in full force and effect or shall be terminated or the validity or enforceability thereof shall be contested by Borrower or by any other person other than Kodak or EKCC.

     All references to the Promissory Note in the Purchase Agreement or in the Third Amendment to shall be the Promissory Note as amended by this Second Amendment to Promissory Note. An executed copy of this Second Amendment shall be affixed to the Promissory Note.

     This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one instrument.

     Except as expressly amended hereby, all of the terms, covenants and conditions of the Promissory Note shall continue in full force as effect in accordance with its terms.

     IN WITNESS WHEREOF, this Second Amendment has been executed as of the date first above written.


                                                 BORROWER:





                                                 -------------------------------
                                                 Mortimer B. Zuckerman













         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

                                           LENDER:
                                           IMAGING FINANCIAL SERVICES, INC.





                                           By:________________________________
                                           Title:_____________________________


























         * Text deleted pursuant to application for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.